UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John G. Rice to the Board of Directors

On March 16, 2022, the Board of Directors (the “Board”) of American International Group, Inc. (the “Company” or “AIG”) appointed John G. Rice as a director of AIG, effective March 17, 2022. In connection with Mr. Rice’s election, the Board increased its size from 12 to 13 directors, and he will join the Board to fill the resulting vacancy. No determinations as to Mr. Rice’s committee appointments have been made at this time.

The Board has determined that Mr. Rice is an independent director under the New York Stock Exchange listing standards and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines.

Mr. Rice will participate in the compensation program for independent directors as described under “Corporate Governance – Compensation of Directors” in AIG’s 2021 Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on March 30, 2021.

There are no arrangements or understandings between Mr. Rice and any other person pursuant to which Mr. Rice was appointed to serve as a director. Mr. Rice has no family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

AIG’s press release announcing Mr. Rice’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Retirements

John H. Fitzpatrick, Christopher S. Lynch and Amy L. Schioldager, who currently sit on the Company’s Board, are not standing for reelection and will retire from the Board at the Annual Meeting on May 11, 2022.  Mr. Lynch and Ms. Schioldager are not standing for reelection because they have joined the board of directors of SAFG Retirement Services, Inc., the holding company for the Company’s Life and Retirement business, which is working towards an initial public offering.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of American International Group, Inc., dated March 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated March 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: March 16, 2022	By:	/s/ Ariel R. David
Name: Ariel R. David
Title: Vice President and Deputy Corporate Secretary